Zynex, Inc.

(OTCBB: ZYXI)

April 2010

Forward Looking Statements

The following includes financial estimates and forward-looking statements. These estimates are based on present circumstances, information currently available, and assumptions about future revenues, industry growth, and general economic conditions. Estimates are inherently uncertain as they are based on assumptions concerning future events. No representations can be made as to the accuracy of such information or the reliability of such assumptions. Accordingly, actual revenues and expenditures may vary significantly from the Company's estimates, for many reasons, including those described as "Risk Factors" in our Annual Reports on Form 10-K. Therefore, neither the Company's estimates nor the assumptions upon which they are based are to be interpreted as a guarantee or promise of the Company or management. The Company has no obligation to modify, amend, update, alter, or change the estimates contained herein.

For more information, please contact:

Taj Bayless
Investor Relations and Business Development
tbayless@zynexmed.com

Zynex, Inc.
9990 Park Meadows Drive
Lone Tree, CO 80124
Telephone: (303) 703-4906 Facsimile: (303) 347-9153
www.zynexmed.com

Zynex Overview

- Develops, manufactures, and markets non-invasive FDA- and European Union-cleared electrotherapy medical devices for pain relief/management as well as stroke and spinal cord rehabilitation
- US markets for Zynex' products are estimated at $500 million; addressable international markets are estimated to be similar
- Products generate greater than 70% gross profit margins and provide a highly dependable recurring revenue stream from product in use
- Historical annual growth in excess of 50%; 2009 revenues were $18.7 million, with operating income of $3.8 million, net income of $2.4 million and EPS of $0.08
- Headquartered in Lone Tree, Colorado and employs approximately 120 people

History

1996	Founded by Thomas Sandgaard with his own capital as a wholesaler of TENS electrotherapy pain management devices
1999	First Zynex-manufactured device cleared by FDA
2001	Shifted from wholesale-only to direct sales to physicians/end-users and billing insurance carriers
2003	Full line of electrotherapy products and Neuromove stroke-rehab device cleared by the FDA
2004	Reverse Merger into a Public shell
2008	Receives European CE Mark and announces plans to get listed on the AMEX/NYSE
2010	Opens new 75,000 sq. ft. distribution and headquarters building

Products

- Products are FDA and European Union cleared, obtained by prescription only, designed for home use, and usually covered by medical insurance
- Proprietary devices used to augment healing and reduce acute/chronic pain as well as assist in recovery for stroke and spinal cord injuries (SCI)
- Utilize electrical currents delivered through adhesive surface electrodes
- All electrotherapy products utilize disposable or consumable attachments which may be purchased from the company periodically
- Over 90,000 prescriptions written to date


E-Wave





Product Matrix

	Zynex Products	Applications	Market Growth	Typical Payor
TENS	TruWave ValuTENS	Pain Relief	5%	Medicare, Private Insurance, Work. Comp., Retail
Interferential	IF8000 IF8100	Pain relief, post-op orthopedic surgery, edema reduction, increase circulation, prevent DVT	5%	Medicare, Private Insurance, Work. Comp., Retail
NMES	E-Wave	Increase muscle strength, range of motion, prevent disuse atrophy	5%	Medicare, Private Insurance, Work. Comp., Retail
Combo	TruWave Plus	TENS, IF, NMES – 3 units in 1	--	Medicare, Private Insurance, Work. Comp., Retail
EMG-triggered E-stim	NeuroMove	Stroke Rehab, Spinal Cord Injuries (Multiple Sclerosis)	8%	Hospital, Therapists, Private Insurance
LSO	LSO	Lumbar Support Orthotic	Flat	Medicare, Private Insurance, Work. Comp., Retail
Pelvic Floor Stimulation	Conti4000	Incontinence	Flat	Medicare, Private Insurance, Retail
Consumable Supplies	Electrodes and batteries	35% of 2009 net revenue from this recurring segment	--	All of the above

Business Model


Development/Manufacturing
Contract manufacturer
Distribution facility in Colorado
Ships devices to sales reps in field
Sales Reps
Distribute inventory to patients or physicians
Assist patient in the set-up and training on the device
Customer Service
Ensure customer has device and is satisfied
Explain insurance form procedure
Supplies re-ordering
Billing/Claims Dept.
Process claims with proper payor
Doctor/Therapist
Sales rep stocks clinic
Doctor issues patient a script
Patient
Trained on device
Re-orders consumables
Provides insurance Info
Insurance/Payor
Pay for use of device and consumables
Flow of Product And Payments

Customer Reach




Netherlands
Germany


Malaysia
Australia
Philippines
Vietnam
United Arab Emirates

- 26 U.S. States and 8 Foreign Countries

Business Drivers

- Sales reps' relationships with physicians/hospitals drive scripts/orders
  - Device is purchased or "rented" per physicians prescription
  - Industry consolidation provides attractive opportunities to add reps

- Customer Service and Billing/Claims centers (back-office) are an essential tool
  - Assist in making sure proper documentation has been received from patients
  - Interface with payors to ensure timely payment
  - Supports/Facilitates the use of the product by the customer

- International markets provide an attractive source of further growth
  - Develop sales through local, established distributors
  - European Union IEC60101 certificate obtained in 2007, ISO13485 and CE marking in 2008
  - Current distribution in Canada, Australia, Philippines, Malaysia, Vietnam, U.A.E, Holland and Germany

- Devices and "Consumable" supplies provide a high recurring revenue base once the product is being used by insured
  - Approximately 35% of net revenues are generated by "consumable" supplies (electrodes and batteries) for the company's devices
  - Devices are used in many cases for multiple months by patients providing long-term revenue opportunity

Competitive Advantages

- 60-day guaranteed product coverage
  - Guarantee of coverage by the company and use of product for 60 days removes barrier to entry/trial for a patient and physician
  - Patient has the option of purchasing device at retail or returning it where it can be re-used after trial period is up if third-party payor coverage cannot be verified

- Accept and bill virtually all insurance plans
  - Back-end customer service and collection infrastructure handles claims and collections
  - Relationships with insurance companies (including Medicare) allows the broadest reach of potential coverage options

- Technology and breadth of product offering
  - Range of products enables the company to provide a physician or rehab facility with a full suite of products for their patients
  - Over 90,000 scripts have been filled for the company's devices demonstrating a track record of dependable and accepted patient care

- Ability to attract sales reps and maintain existing physician accounts is enhanced by guaranteed coverage by the company and breadth of insurance providers

Growth Opportunities

- Further penetrate the highly-profitable, established domestic market in traditional electrotherapy
  - Zynex currently has only an estimated 4% market share with two primary competitors
  - Continue to hire experienced full-time sales reps with established relationships in the medical community
- Expand the reach of existing products
  - Develop and retain a larger share of the stroke and SCI rehab markets
  - Develop new applications utilizing existing technology
- Leverage existing products into new international geographies through distribution partners
- Reduce cost of manufacturing the devices
- Add new/synergistic market segments and products

Competitive Landscape

	Revenues/Patients Serviced	Products	Sales & Marketing
Zynex	2009 net revenues of $18.7mm (59% growth over 2008). 90k scripts written for its products.	Electrotherapy and NeuroMove. High-end hybrid products	~30 full and 70 part-time sales reps in the US. Limited international distribution.
RS Medical (Private) (1)	More than 1 million patients treated with RS products.	Electrotherapy, traction and bracing products	~300 account managers in 195 metropolitan markets.
Empi, Inc. – (DJO, Inc.) (Blackstone) (2)	In 2009, DJO Domestic Rehabilitation segment generated $640mm in revs of which Empi is part of.	Electrotherapy, traction, clinic catalog and CPM	Sales reps in the US and internationally. International distributors as well.
Others	20+ smaller distributors and manufacturers	Various electrotherapy products	Many small local businesses

- The $500mm market is primarily serviced by Empi and RS Medical - with Zynex having an estimated 4% share.

Footnotes:
(1) RS Medical data from RS Medical Corporate Fact Sheet dated January 2010 and the RS Medical web site: www.rsmedical.com.
(2) Empi , Inc. is a subsidiary of DJO, Inc. a privately held company primarily owned by Blackstone Capital. Empi, Inc. independent public filing via form S-4 showed revenues of $79.7mm for the 6 month period ended June 30, 2004.

Management Profile

- **Thomas Sandgaard, CEO**
  Mr. Sandgaard has a degree in electronics engineering from the Odense Teknikum and an MBA from the Copenhagen Business School. Prior to founding the Company, Mr. Sandgaard held management positions with ITT, Siemens, GN Danavox, Dataco and Philips Telecom. Mr. Sandgaard moved to the US from Denmark in 1996, where he founded Zynex' predecessor, Dan Med, Inc. and Stroke Recovery Systems, Inc.

- **Robert Bird, National Sales Manager**
  Mr. Bird has over a decade of experience as Regional Sales Manager of Empi (Now Encore/Blackstone/DJO).

- **Robert Cozart, Production Manager**
  Mr. Cozart has over 26 years of management experience in electronics manufacturing, primarily with Class II and Class II medical devices with companies such as HEI, Colorado Medtech, Pfizer/Valleylab and Medtronic. He holds an MBA from Creighton University and a BS in Business from the University of Colorado.

- **Fritz G. Allison, CFO**
  Prior to joining Zynex, Mr. Allison served as a Financial Consultant for MSS Technologies, a Phoenix-based provider of business application solutions, since 2004. From December 2000 until March 2004, Mr. Allison was the Vice-President, Controller and Chief Financial Officer of Orange Glo International, Inc, a manufacturer of cleaning products in the consumer package goods industry.

- **Zynex Sales Team and Distribution Partners**
  Composed of approximately 100 full-time and part-time sales staff in 26 states across the US. Additionally distributors in 8 foreign countries.

- **Zynex Billing/Claims Department**
  Insurance billing department of approximately 50 employees.

Corporate Information

- Common Stock: 30,497,318 shares outstanding as of Mar. 24, 2010
- Warrants: 153,148 outstanding as of March 31, 2010
- Thomas Sandgaard owns 18.2mm shares representing roughly 60% of the outstanding Common Stock
- Auditors: GHP Horwath, PC
- Corporate Counsel: Holland & Hart LLP

Historical Trends


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2009 Financial Metrics ('000s)
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Income Statement

ZYNEX, INC. AND SUBSIDIARY								
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS								
(UNAUDITED)								
		Three Months Ended December 31,				Year Ended December 31,		
		2009		2008		2009		2008
Net revenue:								
Rental	$	2,737,570	$	2,890,123	$	10,534,396	$	7,938,323
Sales		2,674,035		1,045,516		8,146,846		3,825,235
Provider Settlement (See Note !		-		-		-		-
		5,411,605		3,935,639		18,681,242		11,763,558
Cost of revenue:								
Rental		597,425		305,700		1,564,149		736,957
Sales		1,039,390		745,410		2,229,199		1,502,677
		1,636,815		1,051,110		3,793,348		2,239,634
Gross profit		3,774,790		2,884,529		14,887,894		9,523,924
Selling, general and administrative expense		3,290,292		2,945,352		11,074,076		9,214,748
Income (loss) from operations		484,498		(60,823)		3,813,818		309,176
Other income (expense):								
Interest income		1,127		(5,510)		4,129		424
Interest expense		(52,367)		(35,016)		(164,990)		(65,620)
Other (expense) income		-		-		(1,175)		26,972
Gain on value of derivative liab		-		-		171,530		-
		433,258		(101,349)		3,823,312		270,952
Income tax expense (benefit)		169,000		(60,000)		1,441,000		160,000
Net income (loss)	$	264,258	$	(41,348)	$	2,382,312	$	110,953
Net income (loss) per share:								
Basic	$	0.01	$	(0.00)	$	0.08	$	0.00
Diluted	$	0.01	$	(0.00)	$	0.08	$	0.00

Balance Sheet

ZYNEX, INC AND SUBSIDIARY				
CONDENSED CONSOLIDATED BALANCE SHEETS				
	December 31, 2009		December 31, 2008	
ASSETS				
Cash	$	862,645	$	-
Accounts receivable, net		5,039,023		5,614,996
Inventory		2,033,790		2,209,600
Prepaid expenses		139,475		73,324
Deferred tax asset		864,000		648,000
Other current assets		76,852		70,032
Total current assets		9,015,785		8,615,952
Property and equipment, net		2,717,924		2,096,394
Deposits		166,250		-
Deferred financing fees		30,000		71,650
	$	11,929,959	$	10,783,996
LIABILITIES AND STOCKHOLDERS EQUITY				
Bank overdraft	$	-	$	112,825
Line of Credit		-		1,780,701
Current portion of notes payable and other ob		95,216		37,358
Loans from stockholder		-		24,854
Accounts payable		1,126,543		1,037,205
Income taxes payable		905,343		670,000
Accrued payroll and payroll taxes		425,902		292,562
Other accrued liabilities		787,926		1,511,126
Total current liabilities		3,340,930		5,466,631
Notes payable and other obligations, less current		20,070		115,287
Deferred rent liability		543,663		-
Deferred tax liability		539,000		428,000
Total liabilities		4,443,663		6,009,918
Common stock, $.001 par value, 100,000,000 shares authorized,				
30,387,804 (2009) and 29,871,041 (2008) shares iss		30,497		29,871
Paid-in capital		4,356,878		3,676,621
Retained earnings		3,098,921		1,067,586
Total stockholders equity		7,486,296		4,774,078
	$	11,929,959	$	10,783,996

Outlook

- Continued growth of sales reps and back-end support services to support forecasted top-line growth
- Net earnings growth
- Positive cash flow from operations
- Completion and build-out of new headquarters/distribution facility

Summary

- Products are FDA and European Union cleared, obtained by prescription only, and commonly covered by medical insurance
- $500 million addressable US existing market for existing products and similar sized market internationally
- 70%+ gross profit margin
- Cash flow positive and GAAP profitable with a historical growth rate in excess of 50%
- Substantial infrastructure built-out in the form of territorial sales force and comprehensive billing/dispute resolution department
- Future products, new markets and efficiencies in manufacturing provide an impetus for continued growth and profitability